UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to Section 240.14a-12

AIR INDUSTRIES GROUP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIR INDUSTRIES GROUP
360 Motor Parkway, Suite 100
Hauppauge, New York 11788

October 12, 2016

Dear Stockholders:

On behalf of the Board of Directors, you are cordially invited to attend the 2016 Annual Meeting of Stockholders of Air Industries Group. The Annual Meeting will be held on Monday, November 21, 2016 at 10:00 a.m. Eastern Time at the offices of Air Industries Group, 360 Motor Parkway, Suite 100, Hauppauge, New York 11788. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. At the Annual Meeting, stockholders will have the opportunity to ask questions and comment on our business operations.

It is important that your views be represented. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on November 20, 2016. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and cast your vote in person. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment in Air Industries Group and urge you to cast your vote as soon as possible.

Sincerely,

Daniel R. Godin
President and Chief Executive Officer

AIR INDUSTRIES GROUP
360 Motor Parkway, Suite 100
 Hauppauge, NY 11788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2016 Annual Meeting of Stockholders of Air Industries Group will be held at the offices of Air Industries Group, 360 Motor Parkway, Suite 100, Hauppauge, New York 11788 on Monday, November 21, 2016 beginning at 10:00 a.m. Eastern Time for the following purposes:

1. to elect seven directors;

            2. to approve an amendment to our articles of incorporation increasing the number of shares of preferred stock we are authorized to issue from 1,000,000 shares to 3,000,000 shares, including 2,000,000 shares of Series A Convertible Preferred Stock;

3. to ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

4. to approve the Air Industries Group 2016 Equity Incentive Plan; and

5.  to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 22, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

Daniel R. Godin
President and Chief Executive Officer

October 12, 2016

Please mark, sign and date the enclosed proxy card and
return it promptly in the enclosed self-addressed, stamped envelope.

 To vote via the Internet or telephone:
Internet: www.proxyvote.com
Phone: 1-800-690-6903

[Intentionally blank]

AIR INDUSTRIES GROUP

360 Motor Parkway, Suite 100
 Hauppauge, NY 11788

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Air Industries Group, a Nevada corporation (the “Company,”  “we,” “our” or “us”), of proxies to be voted at our 2016 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Monday, November 21, 2016, beginning at 10:00 a.m., Eastern Time, at our offices, 360 Motor Parkway, Suite 100, Hauppauge, New York 11788.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, our Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2016 and accompanying proxy are being furnished to holders of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and holders of our common stock, par value $0.001 per share (“Common Stock”), on or about October 12, 2016. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of our Series A Preferred Stock and holders of our Common Stock at the close of business on September 22, 2016 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Holders of our Series A Preferred Stock and holders of our Common Stock will vote together as a single class on each of the proposals described in this Proxy Statement to be submitted for consideration at the Annual Meeting, with holders of Series A Preferred Stock entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series A Preferred Stock owned of record by such shareholder could have been converted on the Record Date (2.0325 times the number of shares of Series A Preferred Stock owned of record) and each share of Common Stock is entitled to one vote on each of the proposals described in this Proxy Statement to be submitted for consideration at the Annual Meeting.

2.	How many shares of Series A Preferred Stock and Common Stock are “outstanding”?

As of September 22, 2016, there were 732,297 shares of Series A Preferred Stock and 7,583,165 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. Holders of Series A Preferred Stock are entitled to a total of 1,488,393 votes, and holders of Common Stock are entitled to a total of 7,583,165 votes, on each of the proposals described in this Proxy Statement to be submitted for consideration at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Air Industries Group.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2016, but may not vote your shares on the election of directors, the amendment to our articles of incorporation increasing the number of shares of preferred stock we are authorized to issue from 1,000,000 shares to 3,000,000 shares, including 2,000,000 shares of Series A Preferred Stock (the “Charter Amendment”), the approval of our 2016 Equity Incentive Plan, or any of the other proposals to be voted on at the Annual Meeting.

4.	Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), we are permitted to furnish proxy materials, including this proxy statement and our annual report, to stockholders by providing access to these documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request so. Instead, the notice provides instructions on how to access and review the proxy materials on the internet. The notice also provides instructions on how to submit your proxy and voting instructions via the internet. If you would like to receive a printed copy or an electronic copy (via email) of our proxy materials, please follow the instructions for requesting the materials in the notice.

5.	How do I vote?

You may vote using any of the following methods:

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By telephone or on the Internet

Air Industries Group has established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 20, 2016.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.

Telephone.    You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Internet.    The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Stockholders who attend the Annual Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	giving written notice to the Corporate Secretary of the Company;

•	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

7.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card but do not indicate your vote, your proxy will vote “FOR” each of the director nominees, “FOR” approval of an amendment to our articles of incorporation increasing the number of shares of preferred stock we are authorized to issue from 1,000,000 shares to 3,000,000 shares, including 2,000,000 shares of Series A Convertible Preferred Stock, “FOR” ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and “FOR” the approval of our 2016 Equity Incentive Plan, which votes represent the recommendations of the Board with respect to such matters. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board knows of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

8.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the SEC no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the approval of the Charter Amendment, or the approval of our 2016 Equity Incentive Plan, in which case a broker non-vote will occur and your shares will not be voted on these matters.

10.	What is a quorum for the Annual Meeting?

The presence of the holders of shares of Series A Preferred Stock and Common Stock representing a majority of the voting power of all shares of Series A Preferred Stock and Common Stock issued and outstanding and entitled to vote at the Annual Meeting, or holders of shares of Series A Preferred Stock and Common Stock entitled to cast at least  4,535,780 votes, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

11.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Plurality of Votes Cast	No
Ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. our independent registered public accounting firm	Majority of Votes Cast	Yes
Approval of Charter Amendment	Majority of Total Voting Power of Series A Preferred Stock and Common Stock	No
Approval of Air Industries Group 2016 Equity Incentive Plan	Majority of Votes Cast	No

Election of Directors

          Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the seven persons receiving the highest number of affirmative "for" votes at the Annual Meeting will be elected.  Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee.

Ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm

The votes cast “for” must exceed the votes cast “against” to approve the ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.

Approval of Charter Amendment

            The affirmative vote of majority of the total voting power of the Series A Preferred Stock and Common Stock, or a total of 4,535,780 votes, is required to approve the Charter Amendment proposal. Abstentions and broker non-votes will be counted as votes “against” this proposal.

Approval of Air Industries Group 2016 Equity Incentive Plan

The votes cast “for” must exceed the votes cast “against” to approve the Air Industries Group Equity Incentive Plan. Abstentions are not counted as votes “for” or “against” this proposal.

12.	How will my shares be voted at the Annual Meeting?

At the Meeting, the Board of Directors (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

• •	FOR the election of each of the director nominees named in this Proxy Statement; FOR the approval of the Charter Amendment;

• •
FOR the ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

FOR the approval of the Air Industries Group 2016 Equity Incentive Plan.

13.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

14.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Corporate Issuer Solutions, Inc. to assist in the mailing, collection and administration of proxies. We have not retained a soliciting agent to assist in the solicitation of proxies.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE:

Election of Directors

Nominees

At the Annual Meeting, seven directors, who have been nominated by the Nominating Committee of the Board of Directors, are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his successor has been elected and qualified. All of the nominees for director currently serve as directors.

Each nominee has consented to being named as a nominee in this proxy statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The seven nominees receiving the highest number of affirmative "for" votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies.

Nominee	Age	Director Since
Michael N. Taglich	50	2008
Peter D. Rettaliata	66	2005
Seymour G. Siegel	73	2005
Robert F. Taglich	49	2008
David J. Buonanno	60	2008
Robert C. Schroeder	49	2008
Michael Brand	58	2012

Michael N. Taglich has been Chairman of our Board of Directors since September 22, 2008. He is Chairman and President of Taglich Brothers, Inc. ("Taglich Brothers"), a New York City based securities firm which he co-founded in 1992 and which is focused on public and private micro-cap companies. From 1987 to 1992, Mr. Taglich served as a Vice President at Weatherly Securities. He brings a broad depth and breadth of capital and business background to the Board, with extensive experience in exit strategies. Mr. Taglich is currently Chairman of the Board of SCOLR Pharma Inc, a publicly traded pharmaceutical company, and BioVentrix, Inc., a privately held medical device company whose products are directed at heart failure. He also serves as a Director of Bridgeline Digital, Inc. and DecisionPoint Systems, Inc., each of which is a publicly traded company. Mr. Taglich holds a B.S. degree in General and International Business from New York University and holds Series 27 and Series 7 securities licenses. Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a Director.

Peter D. Rettaliata served as our President and Chief Executive Officer from November 30, 2005 to December 31, 2014. He also served as the President of our wholly-owned subsidiary, AIM, from 1994 to 2008. Prior to his involvement at AIM, Mr. Rettaliata was employed by Grumman Aerospace Corporation for twenty-two years. Professionally, Mr. Rettaliata has served as the Chairman of "ADDAPT", an organization of regional aerospace companies, as a member of the Board of Governors of the Aerospace Industries Association, and as a member of the Executive Committee of the AIA Supplier Council. He is a graduate of Niagara University where he received a B.A. in History and the Harvard Business School where he completed the PMD Program. Mr. Rettaliata’s extensive experience in the aerospace industry and his knowledge of our operations qualify him to serve as a Director.

Seymour G. Siegel, a Certified Public Accountant no longer in practice, was a principal emeritus at Rothstein Kass (now KPMG), an international firm of accountants and consultants until July 2014. Mr. Siegel was a founder of Siegel Rich & Co., CPAs, which eventually merged with what is now known as WeiserMazars LLP, where he was a senior partner until January 1995, when he sold his interest in the firm and co-founded a business advisory firm which later became a part of Rothstein Kass. In addition to serving as a Director and Chairman of the Audit Committees of our Board, Mr. Siegel also serves as a Director and Chairman of the Audit Committee of Root 9B Technologies Inc.  Mr. Siegel received his Bachelor of Business Administration from the Bernard M. Baruch School of the City College of New York. Mr. Siegel’s extensive knowledge and experience in accounting matters and familiarity with the issues of manufacturing businesses qualify him to serve as a Director.

Robert F. Taglich is a Managing Director of Taglich Brothers, which he co-founded in 1992. Prior to founding Taglich Brothers, Mr. Taglich was a Vice President at Weatherly Securities. Mr. Taglich has served in various positions in the brokerage securities industry for the past 25 years. Mr. Taglich is a Director of Bridgeline Digital, Inc., a publicly traded company He also serves on the board of privately held BioVentrix, Inc., a medical device company whose products are directed at heart failure. Mr. Taglich holds a Bachelor’s degree from New York University. Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a Director.

            David J. Buonanno is the Founder and President of Buonanno Enterprises Consulting, providing strategic management, supply chain/operations and recruitment services to aerospace and defense industry clients. He is a member of the Executive Advisory Board of Bridgeways, Inc. and the Advisory Board of Alken Industries, Inc. Mr. Buonanno has extensive experience in manufacturing, supply management and operations. He was employed by Sikorsky Aircraft, Inc., a subsidiary of United Technologies Corporation, as Vice President, Supply Management and International Offset (from January 1997 to July 2006) and as Director, Systems Subcontracts (from November 1992 to January 1997). From May 1987 to November 1992, he was employed by General Electric Company serving as Operations Manager and Manager, Program Materials Management of GE’s Astro-Space Division. From June 1977 to May 1987, he was employed by RCA and affiliated companies. Mr. Buonanno attended Lehigh University College of Electrical Engineering and holds a B.S. in Business Administration from Rutgers University. He completed the Program for Management Development at Harvard Business School in 1996.  Mr. Buonanno’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a Director.

Robert C. Schroeder is Vice President - Investment Banking of Taglich Brothers and specializes in advisory services and capital raising for small public and private companies. Prior to that, Mr. Schroeder served as Senior Equity Analyst publishing sell-side research. Prior to joining Taglich Brothers, he served in various positions in the brokerage and public accounting industry. Mr. Schroeder also serves as a director of the following publicly traded companies: DecisionPoint Systems, Inc., a leading provider and integrator of Enterprise Mobility, Wireless Applications and RFID solutions,  and Intellinetics, Inc., a provider of cloud-based enterprise content management solutions. Mr. Schroeder received a B.S. degree in accounting and economics from New York University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and a member of the New York Society of Security Analysts. Mr. Schroeder’s extensive experience in the capital markets qualify him to serve as a Director.

Michael Brand was the President of Goodrich Landing Gear, a unit of Goodrich Corporation, from July 2005 to June 2012. Prior to joining Goodrich for over 25 years he held senior management positions in the Aerospace industry. He began his career at General Electric Corporation and rose to senior management in its jet engine manufacturing operations. Mr. Brand is a graduate of Clarkson University, with advanced degrees and certificates from Xavier University and the Wharton School. Mr. Brand’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a Director.

Michael N. Taglich and Robert F. Taglich are brothers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Information Concerning the Board of Directors

Board Leadership Structure and Risk Oversight

The Board does not have a policy requiring separation of the roles of Chief Executive Officer and Chairman of the Board. Nevertheless, Michael N. Taglich is Chairman of the Board and Daniel R. Godin is Chief Executive Officer of the Company.

The Board has determined that a non-employee director serving as Chairman is in the best interests of our stockholders at this time. This structure ensures a greater role of non-employee Directors in the active oversight of our business, including risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

The Board of Directors as a whole is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Board Independence

Our Board of Directors has determined that Robert Schroeder, Seymour G. Siegel, David Buonanno and Michael Brand are "independent directors" within the meaning of NYSE MKT Rule 803A(2).

Director Compensation

Non-employee Directors are entitled to receive compensation for serving as directors and may receive option grants from our company. Each Director also is entitled to be repaid or prepaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred in attending meetings of our Board of Directors or committees of our Board of Directors or shareholder meetings or otherwise in connection with the discharge of his duties as a Director. The compensation committee will assist the directors in reviewing and approving the compensation structure for our directors.

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2015.

DIRECTOR COMPENSATION
				Non-Equity Incentive Plan	Non-Qualified Deferred
	Fees Earned	Stock				All Other
	or Paid in	Awards	Option	Compensation	Compensation	Compensation
Name	Cash ($)	($)	Awards ($)	($)	Earnings ($)	($)	Total ($)

Michael N. Taglich	$57,500	-	$3,215	-	-	-	$60,715
Robert F. Taglich	$57,500	-	$3,215	-	-	-	$60,715
Robert Schroeder	$30,417	-	$3,215	-	-	-	$33,632
David Buonanno	$30,417	-	$3,215	-	-	-	$33,632
Seymour G. Siegel	$42,417	-	$3,215	-	-	-	$45,632
Michael Brand	$30,417	-	$3,215	-	-		$33,632
Peter D. Rettaliata	$50,000		$-	-	-	-	$50,000

Board Meetings; Committees and Membership

The Board of Directors held three meetings during the fiscal year ended December 31, 2015 (“fiscal 2015”). During fiscal 2015, each of the directors then in office attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of NYSE MKT Rule 803A(2). Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Copies of the committee charters are available on our website at airindustriesgroup.com under the heading “Investor Relations.”

Audit Committee. Messrs. Siegel, Schroeder and Buonanno are members of the Audit Committee. Mr. Siegel serves as Chairman of the Audit Committee and also qualifies as an "audit committee financial expert," as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has determined that each member of our Audit Committee meets the financial literacy requirements under the Sarbanes-Oxley Act and SEC rules and the independence requirements under NYSE MKT Rule 803A(2). The Audit Committee held four meetings during fiscal 2015.

Our Audit Committee is responsible for preparing reports, statements and charters of audit committees required by the federal securities laws, as well as:

•
overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;

•	preparing the report that SEC rules require be included in our annual proxy statement;
•	overseeing and monitoring our independent registered public accounting firm's qualifications, independence and performance;
•	providing the Board with the results of its monitoring and its recommendations; and
•	providing to the Board additional information and materials as it deems necessary to make the Board aware of significant financial matters that require the attention of the Board.

Compensation Committee. Our Compensation Committee is composed of Messrs. Siegel, Buonanno and Brand. The Compensation Committee is responsible for:

•	establishing the Company’s general compensation policy, in consultation with the Company’s senior management, and overseeing the development and implementation of compensation programs;
•
reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, and evaluating the performance of the CEO at least annually in light of those goals and objectives and communicating the results of such evaluation to the CEO and the Board, and determining the CEO’s compensation level based on this evaluation, subject to ratification by the independent directors on the Board. In determining the incentive component of CEO compensation, the Committee will consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may determine to be appropriate;

•	reviewing and approving the compensation of all other executive officers of the Company, such other managers as may be directed by the Board, and the directors of the Company.
•
overseeing the Board’s benefit and equity compensation plans, overseeing the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Committee by any of these plans;

•
approving issuances under, or any material amendments to, any stock option or other similar plan pursuant to which a person not previously an employee or director of the Company, as an inducement material to the individual’s entering into employment with the Company, will acquire stock or options;

•
in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve related tax objectives;

•	reviewing and approving any severance or similar termination payments proposed to be made to any current or former officer of the Company; and
•	preparing an annual report on executive compensation for inclusion in our proxy statement for the election of directors, if required under the applicable SEC rules.

The Compensation Committee held two meetings during fiscal 2015.

            Nominating Committee. Our Nominating Committee is composed of Messrs. Schroeder, Siegel and Brand. The purpose of the Nominating Committee is to seek and nominate qualified candidates for election or appointment to our Board of Directors. The Nominating Committee will seek candidates for election and appointment that possess the integrity, leadership skills and competency required to direct and oversee the Company’s management in the best interests of its stockholders, customers, employees, communities it serves and other affected parties. The Nominating Committee held one meeting during fiscal 2015.

A candidate must be willing to regularly attend Committee and Board of Directors meetings, to develop a strong understanding of the Company, its businesses and its requirements, to contribute his or her time and knowledge to the Company and to be prepared to exercise his or her duties with skill and care. In addition, each candidate should have an understanding of all corporate governance concepts and the legal duties of a director of a public company.

Stockholders may contact the Nominating Committee Chairman, the Chairman of the Board or the Corporate Secretary in writing when proposing a nominee. This correspondence should include a detailed description of the proposed nominee’s qualifications and a method to contact that nominee if the Nominating Committee so chooses.

Stockholder Communications

Any stockholder who desires to contact any of our Directors can write to Air Industries Group, 360 Motor Parkway, Suite 100, Hauppauge, NY 11788 Attention: Stockholder Relations. Your letter should indicate that you are an Air Industries Group stockholder. Depending on the subject matter, our stockholder relations personnel will:

•	forward the communication to the Director(s) to whom it is addressed;
•	forward the communication to the appropriate management personnel;
•	attempt to handle the inquiry directly, for example where it is a request for information about the Company, or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, Executive Officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their holdings of, and transactions in, our common stock. Based solely upon our review of copies of such reports and written representations from reporting persons that were provided to us, we believe that our officers, directors and 10% stockholders complied with these reporting requirements with respect to 2015.

Policy Regarding Attendance of Directors at Annual Meetings of Stockholders

We have not established a formal policy regarding director attendance at our annual meetings of stockholders, although we encourage our directors to attend the annual meeting.

Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officers, senior financial officers and persons performing similar functions. Upon written request to our corporate secretary, we will provide you with a copy of our code of ethics, without cost.

Information Concerning Executive Officers

Our Executive Officers are set forth in the table below along with their ages and positions. Each Executive Officer holds the offices set forth opposite his or her name until his successor is chosen and qualified.

Name	Age	Position
Daniel R. Godin	54	Chief Executive Officer and President
Michael Recca	66	Chief Financial Officer
Marianne Giglio	52	Chief Accounting Officer

Daniel R. Godin has been our President and Chief Executive Officer since January 1, 2015. Prior to joining the Company on December 1, 2014, Mr. Godin was employed by the Merex Group since May 5, 2014 as President of Maintenance, Repair and Overhaul units of MRO Solutions, where he had P&L responsibility and provided strategy and leadership to all MRO business units within the Merex Group. From November 2008 to May 2, 2014, he was employed at Circor Aerospace, Inc. as North America Vice President and General Manager of Circor Aerospace & Defense, providing P&L and business leadership for a group of businesses focused on OEM and aftermarket design, manufacturing and MRO of proprietary fluid controls and landing gear technology. Prior to working at Circor Aerospace & Defense, Mr. Godin was employed as a Vice President at Sermatech International, Inc. where was responsible for operations and improving overall profitability. Prior to working at Sermatech International, Inc., Mr. Godin was employed at United Technologies’ Pratt & Whitney aircraft engines division and had roles in Process Engineering, Operations Management, Supply Chain and Business Center Leadership for complex aircraft turbine engine equipment development and manufacturing. Mr. Godin holds a Bachelor of Science in Manufacturing Engineering from the University of Southern Maine and completed the Executive Business Program at the Darden School at the University of Virginia.   He served with the United States Air Force and holds five US Patents for specialized aircraft and industrial engine coatings and engineered components.

Michael Recca has been our Chief Financial officer since October 1, 2016. Mr. Recca has been engaged by the Company since September 2008 in a variety of positions related to the Company’s capital finance and acquisition programs.  Most recently he served as Chief of Corporate Development & Capital Markets, a position in which he directed the Company’s acquisition program and coordinated with the Company’s lenders.  Mr. Recca received Bachelor of Arts degree from the SUNY Stony Brook and an MBA from Columbia University.

Marianne Giglio has been our Chief Accounting Officer since April 26, 2016. Ms. Giglio joined our Company March 7, 2016. From 2007 until when she joined our Company, Ms. Giglio was employed by Circor Aerospace & Defense which she last served as Director of Finance/Group Director of Pricing. Ms. Giglio received a Bachelor of Science, Accounting from SUNY Old Westbury in 1989 and is a Member of the American Institute of Certified Public Accountants and a Member of the New York State Society of Independent Public Accountants.
.
Summary Compensation Table

The following summary compensation table shows, for the periods indicated, information regarding the compensation awarded to, earned by or paid to our principal executive officer and our chief accounting officer (our only other executive officer whose compensation exceeded $100,000), for all services rendered in all capacities to our company and its subsidiaries. The individuals listed in the following table are referred to herein collectively as our “named executive officers.”

Executive Compensation Table

						Non-equity	Nonqualified
						Incentive	deferred
				Stock	Option	Plan	compensation	All other
Name and principal Position	Year	Salary	Bonus	awards	awards	Information	earnings	compensation		Total
		($)	($)	($)	($)	($)	($)	($)		($)

Daniel R. Godin (1)	2015	254,807	-	-	-	-	-	$9,600	(3)	$264,407
President and CEO
James Sartori (2)	2015	186,609	-	-	$12,353	-	-	$9,000	(3)	$207,962
Chief Accounting Officer
(1) Mr. Godin became our President and CEO effective as of January 1, 2015.
(2) Mr. Sartori became our Chief Accounting Officer on January 15, 2015 and resigned effective April 22, 2016.
(3) Represents car allowance.

None of our executive officers or key employees named in the above table has an employment agreement providing for a fixed term of employment. All are employees at will terminable at any time without any severance, other than that payable to employees generally.

Terms of Daniel R. Godin’s Employment

Daniel R.  Godin, our President and Chief Executive Officer, is entitled to a base salary of $250,000 per annum, plus a bonus for 2015 based upon performance criteria to be determined. We also paid Mr. Godin a signing bonus of $50,000. In addition, Mr. Godin receives a car allowance of $800 per month and is eligible to participate in such health and welfare plans as are made available to our executives generally. On December 1, 2014, we granted Mr. Godin options to purchase 120,000 shares at an exercise price of $10.12 per share. The options vest in quarterly installments of 10,000 shares on the first day of March, June, September and December of each year commencing March 1, 2015 until fully vested as to 120,000 shares on December 1, 2017. The options expire on November 30, 2021.

Terms of James Sartori’s Employment

James Sartori, was appointed Vice President, Chief Accounting Officer January 15, 2015, and resigned in April 2016. Pursuant to his employment agreement he was entitled to a base salary of $175,000 and eligible for such cash bonuses and equity incentive awards as the Board from time to time determined to be appropriate. In addition, Mr. Sartori received a car allowance of $750 per month and was eligible to participate in such health and welfare plans as are made available to our executives generally. On March 19, 2015, we granted Mr. Sartori an option to purchase 11,000 shares of common stock at an exercise price of $10.34 per share. The options were to vest in annual installments of 3,666 shares on the first two anniversaries of the date of grant, and as to 3,668 shares on the third anniversary of the date of grant. Because of Mr. Sartori’s departure, the 3,666 shares which vested on March 19, 2016, expired on July 21, 2016.

Executive Compensation Policies as They Relate to Risk Management

The Compensation Committee and management have considered whether our compensation policies might encourage inappropriate risk taking by the Company’s executive officers and other employees. The Compensation Committee has determined that the current compensation structure aligns the interests of the executive officers with those of the Company without providing rewards for excessive risk taking by awarding a mix of fixed and performance based or discretionary bonuses with the performance based compensation focused on profits as opposed to revenue growth.

During the years ended December 31, 2015 and 2014, less than 1% of the total compensation paid to employees was paid in performance-based compensation, including commissions and bonuses.

Equity Awards – 2015

The following table shows the grant of equity awards in the form of options to James Sartori who was our only named executive officer to receive an equity award during 2015. We did not grant any equity awards in the form of shares to any of the named executive officers during 2015 and consequently have omitted those columns from the table which would have described such awards.

GRANT OF PLAN-BASED AWARDS

All Other Option
		Awards: Number of	Grant Date Fair Value
		Securities Underlying	of Stock and Option
Name	Grant Date	Options (#)	Awards ($)
James Sartori	3/19/2015	11,000	$12,353

Outstanding Equity Awards at 2015 Year-End

The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2015.

Option Awards					Stock Awards
Equity Incentive
	Number of	Number of			Plan Awards:	Equity Incentive Plan
	Securities	Securities			Number of	Awards: Market or
	Underlying	Underlying			Unearned Shares,	Payout Value of
	Unexercised	Unexercised	Option	Option	Units or Other	Unearned Shares,
	Options (#)	Options (#)	Exercise	Expiration	Rights That Have	Units or Other Rights
Name	Exercisable	Unexercisable	Price ($)	Date	Not Vested (#)	That Have Not Vested

Daniel R. Godin	39,600	80,400	$10.12	11/30/2021	-	-
James Sartori	-	11,000	$10.34	3/19/2020	-	-

Equity Incentive Plans

We have two equity incentive plans, the 2015 Equity Incentive Plan (the “2015 Plan”), which our Board of Directors adopted in March 2015 and our stockholders approved in June 2015, and the 2013 Equity Incentive Plan (the “2013 Plan”), which our Board of Directors adopted in May 2013 and our stockholders approved in July 2013.   The 2015 Plan is virtually identical to the 2013 Plan, except that the 2015 Plan authorized the issuance of 350,000 shares of Common Stock and the 2013 Plan authorized the issuance of 600,000 shares. As of June 30, 2016, options to purchase 138,000 shares have been granted and remain outstanding under the 2015 Plan, and 212,000 shares remained available for grant, and options to purchase 564,342 shares remain outstanding and no shares remained available for issuance under the 2013 Plan.  The Plans permit the Company to grant stock awards and non-qualified and incentive stock options to employees, directors and consultants. The Plans are administered by the Compensation Committee of the Board and each has a term of ten years from the date it was adopted by the Board.

            We adopted the Plans to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our Common Stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Our Board of Directors adopted the 2016 Equity Incentive Plan (“the “2016 Plan”) in June, 2016. The 2016 Plan, which is virtually identical to the 2015 Plan, is being submitted to stockholders for approval at the Annual Meeting. See Proposal Three. The Company has reserved 350,000 shares of its Common Stock for issuance pursuant to the 2016 Plan.   The Plan is administered by the Compensation Committee of the Board and has a term of ten years from the date it was adopted by the Board.

Transactions with Related Persons

Our Policy Concerning Transactions with Related Persons

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities (a “significant shareholder”), or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our Directors or Executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and stockholders.

The Audit Committee of the Board of Directors is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party.

Transactions

The following includes a summary of transactions since January 1, 2014, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

On January 1, 2014, we entered into a Capital Market Advisory Agreement with Taglich Brothers pursuant to which Taglich Brothers provides us, on a non-exclusive basis, business advisory services for a monthly fee of $7,000 and a warrant to purchase 10,000 shares of our common stock at an exercise price of $8.72 per share. This agreement renews annually.

In connection with our public offering of 1,170,000 shares of common stock completed on June 3, 2014, we paid Taglich Brothers, which acted as placement agent for the offering, $842,400, representing 8% of the gross proceeds of the offering as a sales commission, plus an additional $75,000 in reimbursement of counsel fees. In addition, we granted Taglich Brothers placement agent warrants to purchase 46,800 shares of common stock, representing 4% of the shares sold in the offering as additional compensation. The warrants are exercisable for cash or on a cashless basis at a per share exercise price equal to $11.25, commencing May 29, 2015 and expiring May 28, 2019.

We paid Taglich Brothers a total of $18,000 ($1,500 per month) during 2014 for posting its research reports on our company on its website pursuant to a research distribution agreement and $7,500 to date during 2015.

On September 8, 2015, we borrowed $350,000 from Michael Taglich, a director of our company, and issued our promissory note in the principal amount of $350,000 to evidence our obligation to repay that indebtedness. The note bears interest at the rate of 4% per annum and is payable on September 7, 2016.

On April 8, 2016, we borrowed $350,000 from each of Michael N. Taglich and Robert F. Taglich, directors of our company, and issued our promissory notes in the principal amount of $350,000 to evidence our obligation to repay that indebtedness. The notes bear interest at the rate of 7% per annum and are payable on June 30, 2016, or earlier upon our receipt of proceeds from the sale of our equity securities in the aggregate amount of $1,000,000.

On May 6, 2016, we borrowed $400,000 from Michael N. Taglich and $300,000 from Robert F. Taglich and issued our promissory notes in the principal amount of $400,000 to Michael N. Taglich and $300,000 to Robert F. Taglich to evidence our obligation to repay that indebtedness. The notes bear interest at the rate of 7% per annum and are payable on June 30, 2016, or earlier upon our receipt of proceeds from the sale of our equity securities in the aggregate amount of $2,000,000.

On May 26, 2016, we issued 110,000 shares of our Series A Preferred Stock to Michael Taglich and 65,000 shares of our Series A Preferred Stock to Robert Taglich upon surrender of the aforementioned promissory notes in connection with the private placement of 700,000 shares of our Series A Preferred Stock, for which Taglich Brothers acted as co-placement agent.

As compensation for its services as co-placement agent for the private placement of our Series A Preferred Stock completed in June 2016 (the “Series A Preferred Stock Offering”), we paid Taglich Brothers a fee of $326,000 and issued to Taglich Brothers five-year warrants to purchase 56,910 shares of common stock at an initial exercise price of $6.15, subject to certain anti-dilution and other adjustments, including stock splits, distributions in respect of the common stock and in the event of certain fundamental transactions such as mergers and other business combinations.

In August 2016, the Company issued two promissory notes to Michael Taglich in principal amounts of $500,000 and $1,000,000, respectively.  The notes bear interest at the rate of 7% per annum.  The principal and interest were due to be paid on December 31, 2016, or earlier upon the Company's receipt of proceeds from the sale of its equity securities in the aggregate amount of $2,000,000.

As compensation for its services as placement agent for the private placement of our 12% Subordinated Convertible Notes due December 31, 2017 (the “Notes”), together with five-year warrants to purchase Common Stock (the “Warrants”), in August 2016 (the “Note Offering”), we paid Taglich Brothers a fee of $295,400 and issued to Taglich Brothers five-year warrants to purchase 69,025 shares of Common Stock at an initial exercise price of $6.15, subject to certain anti-dilution and other adjustments, including stock splits, distributions in respect of the common stock and in the event of certain fundamental transactions such as mergers and other business combinations.

On August 19, 2016, we issued to Michael Taglich a Note in the principal amount of $1,520,713, together with Warrants to purchase 61,817 shares of Common Stock, upon surrender for cancellation of promissory notes in the aggregate principal amount of $1,500,000, together with accrued interest thereon and on notes previously exchanged for Series A Preferred Stock of $20,713.   In addition, we issued to Robert Taglich a Note in the principal amount of $4,373, together with Warrants to purchase 177 shares of Common Stock, in consideration of the forgiveness of interest of $4,373 accrued on notes previously exchanged for Series A Preferred Stock.

Taglich Brothers or its affiliates may in the future provide investment banking, commercial banking and/or other services to us from time to time, for which they may in the future receive customary fees and expenses.

                The foregoing transactions were reviewed and approved by the Audit Committee or our Board of Directors. We believe that the terms of each transaction were not less favorable to us than those terms that could be obtained from an unaffiliated third party

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding beneficial ownership of our Series A Preferred Stock and our Common Stock as of September 22, 2016, and after giving effect to the automatic conversion of the principal amount of the Notes upon the filing of the Certificate of Amendment, by (i) each person known by us to own beneficially more than 5% of our outstanding Series A Preferred Stock or Common Stock, (ii) each of our directors, (iii) our chief executive officer, and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, we believe, based on information provided by each of the individuals named in the table below, that such individuals have sole investment and voting power with respect to such shares, subject to community property laws, where applicable. As of September 22, 2016 we had outstanding 732,297 shares of our Series A Preferred Stock and 7,583,165 shares of our Common Stock. An additional 424,508 shares of Series A Preferred Stock are issuable upon the automatic conversion of the principal amount of the Notes. Each share of Series A Preferred Stock is convertible into 2.0325 shares of Common Stock and holders of Series A Preferred Stock vote together with holders of Common Stock as a single class, except on certain matters specified in the Certificate of Designation authorizing the issuance of the Series A Preferred Stock and as required under applicable law, with holders of Series A Preferred Stock entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series A Preferred Stock owned of record by such shareholder could have been converted on the Record Date (2.0325 times the number of shares of Series A Preferred Stock owned of record) and each share of Common Stock entitled to one vote.  Except as stated in the table, the address of the holder is c/o our company, 360 Motor Parkway, Suite 100, Hauppauge, New York 11788.

	Number of Shares				Percent of Class
Name	Series A Preferred		Common		Series A Preferred	Common
Directors and Executive Officers:

Michael N. Taglich	267,146		1,118,686	(1)	23.09%	13.46%
Robert F. Taglich	94,623	(2)	747,020	(3)	8.18%	9.43%
Peter D. Rettaliata	0		67,035	(4)	--	*
Seymour G. Siegel	0		18,289	(5)	--	*
David Buonanno	2,500		25,197	(6)	*	*
Robert Schroeder	0		86,184	(7)	--	1.13%
Michael Brand	0		17,500	(8)	--	*
Daniel Godin, President and CEO	0		60,000	(8)	--	*

All Directors and Executive Officers as a group (10 persons)	364,269		2,105,042	(9)	31.49%	23.77%
___
* Less than 1%

(1) Includes 30,736 shares owned by Taglich Brothers, Inc. and other entities controlled by Mr. Taglich, 542,974 shares he may acquire upon conversion of the Series A Preferred Stock, 169,979 shares he may acquire upon exercise of warrants (including 77,159 shares owned by Taglich Brothers) and 14,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(2) Includes 6,000 shares owned as custodian for his children.

(3) Includes 30,776 shares owned by Taglich Brothers, Inc. and other entities controlled by Mr. Taglich, 192,321 shares he may acquire upon conversion of the Series A Preferred Stock (12,192 of which are owned as custodian for his children), 131,520 shares he may acquire upon exercise of warrants (including 77,159 shares owned by Taglich Brothers and 12,436 owned as custodian for his children) and 14,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(4) Includes 64,216 shares he may acquire upon exercise of options exercisable within 60 days.

(5) Includes 14,500 shares he may acquire upon exercise of options exercisable within 60 days.

(6) Includes 5,081 shares he my acquire upon conversion of Series A Preferred Stock, 1,016 shares he may acquire upon exercise of warrants and 14,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(7) Includes 20,005 shares he may acquire upon exercise of warrants and 14,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.
(8) Represents shares he may acquire upon exercise of options exercisable within 60 days,
(9) Includes 245,361 shares that may be acquired upon exercise of warrants, 740,376 shares that may be acquired upon conversion of Series A Preferred Stock and 287,242 shares that may be acquired upon exercise of options, in each case exercisable within 60 days.

Audit Committee Report to Stockholders

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent within the meaning of NYSE MKT 803A(2). The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2015 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2015 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Respectfully submitted,

THE AUDIT COMMITTEE

Seymour G. Siegel, Chairman Robert C. Schroeder David J. Buonanno

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
 INCREASING THE NUMBER OF SHARES OF PREFERRED STOCK
 WE ARE AUTHORIZED TO ISSUE FROM 1,000,000 SHARES TO 3,000,000 SHARES,
INCLUDING 2,000,000 SHARES OF SERIES A PREFERRED STOCK

Introduction
Under our Articles of Incorporation we are authorized to issue 1,000,000 shares of preferred stock, par value $0.001 per share, and 25,000,000 shares of common stock, par value $0.001 per share (“Common Stock”). As of June 30, 2016, we had authorized the issuance of 900,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), of which 700,000 shares were issued and outstanding, and we had 7,573,165 shares of common stock issued and outstanding.  At a meeting of our Board of Directors on June 2, 2016, for the reasons discussed below, our Board of Directors adopted, subject to approval of our stockholders at the Annual Meeting, an amendment to our Articles of Incorporation increasing the number of shares of preferred stock we are authorized to issue from 1,000,000 shares to 3,000,000 shares, including 2,000,000 shares of Series A Preferred Stock (the “Charter Amendment”). A copy of the Certificate of Amendment to Articles of Incorporation is annexed as Appendix A to this Proxy Statement.

Increase in Authorized Preferred Stock

We issued 700,000 shares of Series A Preferred Stock in a private placement completed in June 2016, including 175,000 shares issued to Michael Taglich and Robert Taglich, two of our directors and principal stockholders, upon surrender of certain promissory notes. Dividends on the Series A Preferred Stock are payable in cash or additional shares of Series A Preferred Stock (“PIK Shares”), or a combination of both. The PIK Shares, together with the shares of Series A Preferred Stock issued in the private placement, are sometimes referred to herein as the “Preferred Shares.” Under the terms of our Revolving Credit, Term Loan and Security Agreement with PNC Bank, National Association (the “Loan Agreement”), we may not be able to pay dividends on the Series A Preferred Stock in cash. Consequently, we may need to issue additional shares of Series A Preferred Stock in lieu of cash dividends. Although the certificate of designation authorizing the issuance of the Series A Preferred Stock permits us to increase the number of shares of Series A Preferred Stock we may issue without approval of our stockholders, the maximum number of shares of preferred stock we are authorized to issue under our Articles of Incorporation is 1,000,000 shares. On September 15, 2016, our Board of Directors authorized the issuance of 32,297 shares of Series A Preferred Stock in lieu of payment of cash dividends for the dividend period ended September 15, 2016.

In September 2016 we completed the private placement of $2,720,000 principal amount of our 12% Subordinated Convertible Notes due December 31, 2017 (the “Notes”), together with warrants to purchase an aggregate of 110,556 shares of Common Stock (the “Warrants”), for a total purchase price of $2,720,000. We issued the Notes since we did not have sufficient shares of preferred stock available. The Notes are automatically convertible into shares of Series A Preferred Stock at a price of $10.00 per share, the stated value of the Series A Preferred Stock (the “Stated Value”), upon the filing of the Charter Amendment. We received net proceeds of approximately $2,319,800 from the sale of the Notes, which was used to pay down our indebtedness under the Loan Agreement and for working capital. We also issued to Michael Taglich a Note in the principal amount of $1,520,713, together with Warrants to purchase 61,817 shares of Common Stock, upon surrender for cancellation of promissory notes in the aggregate principal amount of $1,500,000, together with accrued interest thereon and on notes previously exchanged for Series A Preferred Stock of $20,713.   In addition, we issued to Robert Taglich a Note in the principal amount of $4,373, together with Warrants to purchase 177 shares of Common Stock, in consideration of the forgiveness of interest of $4,373 accrued on notes previously exchanged for Series A Preferred Stock.

Terms of the Notes

The summary below describes the principal terms of the Notes. The summary is qualified in its entirety by the form of Note filed as Exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on August 22, 2016 (the “Form 8-K”).

Each Note will accrue interest on the outstanding principal amount of the Note commencing on the date of issuance at the annual rate of 12%. The principal amount of the Notes, together with all accrued interest, is due and payable on December 31, 2017.   The Notes are junior and subordinate in right of payment to our indebtedness under the Loan Agreement.

               The outstanding principal amount plus accrued interest on the Notes is convertible at the option of the holder into shares of Common Stock at an initial conversion price of $4.92, and is automatically convertible into shares of Series A Preferred Stock at a price equal to $10.00 per share of Series A Preferred Stock upon the filing of the Certificate of Amendment.

Terms of the Series A Preferred Stock

The following summary of the powers, preferences, rights, qualifications and limitations of the Series A Preferred Stock is qualified in its entirety by the certificate of designation authorizing the issuance of the Series A Preferred Stock as filed with the Office of the Secretary of State of Nevada which was included as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on June 1, 2016.

Dividends on the Series A Preferred Stock (the “Preferred Shares”) are payable on a cumulative basis at an annual rate for the first two years after the date the Preferred Shares are first issued (the “Original Issue Date”) of 12% of the Stated Value per share and thereafter at the annual rate of 16% of the Stated Value per share.  Dividends are payable on the fifteenth day of March, June, September and December of each year, commencing on September 15, 2016 to holders of record on the first day of each dividend period.   We may pay dividends in cash or in PIK Shares.  If during the first two years after the Original Issue Date we fail to pay in respect of any dividend period a dividend at an annual rate of at least 8% of the Stated Value per share in cash, in addition to paying a sufficient number of PIK Shares so that the sum of the cash dividends and PIK Shares paid equals 12% per annum we will issue PIK Shares in an amount equal to the product of the proportion of the cash dividend not paid times 3% per annum. Thus, if no cash is paid in respect of a dividend due in the first two years, in respect of that dividend period we will issue PIK Shares at the rate of 15% per annum of the Stated Value per share.  Thereafter if we fail to pay in respect of any dividend period a dividend at an annual rate of at least 10% of the Stated Value per share in cash, in addition to paying a sufficient number of PIK Shares so that the sum of the cash dividends and PIK Shares paid equals 16% per annum, we will issue PIK Shares in in an amount equal to the product of the proportion of the cash dividend not paid times 3% per annum. Thus, if no cash is paid in respect of a dividend due after the first two years in respect of that dividend period we will issue PIK Shares at the annual rate of 19% per annum of the Stated Value per share.    If we pay any portion of the dividends payable on our Series A Preferred Stock in PIK Shares, we are not permitted to pay cash dividends on our Common Stock during that dividend period.

Upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, holders of Preferred Shares are entitled to be paid out of our assets legally available for distribution to stockholders, after payment of or provision for our debts and other liabilities, a liquidation preference of $10.00 per Preferred Share, plus an amount equal to accrued and unpaid dividends (whether or not authorized or declared) up to but excluding the date of payment, before any payment is made to holders of Common Stock and any other class or series of capital stock ranking junior to the Series A Preferred Stock as to liquidation rights.

Holders of Series A Preferred Stock may elect at any time to convert their Preferred Shares into shares of Common Stock at the conversion rate of 2.0325 shares of Common Stock for each Preferred Share (equivalent to an initial conversion price of approximately $4.92 per share of Common Stock).  The conversion rate and the corresponding conversion price will be subject to certain anti-dilution and other adjustments, including stock splits, distributions in respect of the Common Stock and in the event of certain fundamental transactions such as mergers and other business combinations.

We may at our option, at any time and from time to time after the market price of a share of Common Stock is in excess of $9.84 for 30 consecutive trading days, cause all of the Preferred Shares to be converted into shares of Common Stock at the then-prevailing conversion rate, subject to the certain conditions set forth in the certificate of designations.

Commencing May 26, 2018, we may redeem all of the Preferred Shares for a redemption price of $10.00, plus accrued and unpaid dividends.

Holders of Preferred Shares vote on an as-converted basis, together with holders of Common Stock, as a single class, on the election of directors and all other matters presented to stockholders, except for matters as to which under applicable law and the certificate of designation a class vote of the holders of the Series A Preferred Stock is required. The Certificate of Designation provides that the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock is required to (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designation, (b) amend our articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders of the Series A Preferred Stock, (c) increase the number of authorized shares of Series A Preferred Stock, unless such increase is necessary to issue PIK Shares, (d) authorize a new series of preferred stock with dividend, liquidation or redemption rights senior or pari passu to the Series A Preferred Stock or (e) enter into any agreement with respect to any of the foregoing.

In connection with the Note Offering, holders of a majority of the outstanding shares of Series A Preferred Stock consented to “an  amendment of our Articles of Incorporation and the Certificate of Designation to permit the issuance of the number of shares of Series A Preferred Stock issuable upon conversion of the principal of and interest to accrue on Notes, estimated at approximately 550,000 shares assuming gross proceeds from the offering of the Notes of $4,000,000, together with such number of shares as may be issued as PIK dividends during the next two years on such shares of Series A Preferred Stock.”

Terms of the Warrants

The summary below describes the principal terms of the Warrants. The summary is qualified in its entirety by the form of the Warrant filed as Exhibit 4.1 to the Form 8-K.

 The Warrants are exercisable until July 31, 2021 at an exercise price of $5.00 per share, subject to adjustment for stock splits, stock dividends on the Common Stock, and certain fundamental transactions, including recapitalizations, mergers and other business combination transactions. The Warrants may be exercised on a cashless basis for a lesser number of shares depending upon prevailing market prices at the time of exercise.

Effect of Charter Amendment

The Charter Amendment, if approved by stockholders, would increase the number of authorized shares of Series A Preferred Stock from 900,000 to 2,000,000. The number of shares of Series A Preferred Stock that would be issued upon the automatic conversion of the Notes would be 437,464 assuming the Charter Amendment is effective November 21, 2016. On September 15, 2016, our Board of Directors authorized the issuance of 32,297 shares of Series A Preferred Stock in lieu of payment of cash dividends on the 700,000 outstanding shares of Series A Preferred Stock. If we are unable to or elect to pay the accrued dividends payable on the outstanding shares of Series A Preferred Stock payable on December 15, 2016 in cash or otherwise elect to pay the accrued dividend in PIK Shares, we would have to issue  31,994 shares of Series A Preferred Stock. After giving effect to the conversion of the Notes into Series A Preferred Stock and the payment in PIK Shares of the dividends accrued through December 15, 2016, there will be an aggregate of approximately 1,201,822 shares of Series A Preferred Stock outstanding.  If we are unable to pay in cash the accrued dividend on such shares for the dividend periods ending March 15, 2017 through and including June 15, 2018, or otherwise elect to pay such dividend in PIK shares, we will issue an aggregate of approximately additional 296,767 PIK Shares.

In addition to the Preferred Shares required in the event we are unable to pay cash dividends on the Series A Preferred Stock, our Board of Directors believes that it is necessary, and in the best interests of our company and our stockholders,  to increase the number of authorized shares of preferred stock we may issue to enable it to respond quickly to opportunities to raise capital in public or private offerings, as well as to enable it to act with flexibility to issue shares of preferred stock in connection with strategic acquisitions and other favorable opportunities that may arise to enhance our capital structure.

The Charter Amendment gives our Board of Directors authority to issue up to an additional 1,000,000 shares of “blank check” preferred stock from time to time in one or more series, pursuant to resolutions adopted by the Board in accordance with Section 78.196 of the Nevada Revised Statutes, each having the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued series of preferred stock, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series, but not below the number of shares thereof then outstanding, without the delay attendant to obtaining stockholder approval for such issuance.

The purpose of authorizing the Board of Directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of a series of preferred stock may be appropriate for a financing or business acquisition opportunity where there is a sense of urgency.

Except for the additional Preferred Shares to be issued upon the automatic conversion of the Notes and the PIK Shares to be issued in the event we are unable to pay cash dividends on the Series A Preferred Stock, we have no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized. No additional action or authorization by the stockholders would be necessary prior to the issuance of any additional shares of preferred stock, unless required by applicable law or except for the consent of holders of a majority of the then outstanding shares of Series A Preferred Stock to the extent required under the Certificate of Designation. We reserve the right to seek a further increase in authorized shares, from time to time in the future as appropriate. Our Board of Directors does not at present intend to seek stockholder approval prior to any issuance of authorized preferred stock, except to the extent approval of the holders of the Series A Preferred Stock is required under the Certificate of Designation or is otherwise required by law.

None of the rights of the holders of our Series A Preferred Stock or Common Stock are being changed as a result of the adoption of the Charter Amendment and, therefore, the rights of the holders of our Series A Preferred Stock and Common Stock will remain unchanged, including the right of holders of Series A Preferred Stock to vote on an as-converted basis, together with holders of Common Stock who will continue to have one vote for each share of Common Stock in voting upon any action requiring a vote of the holders of Common Stock, including the election of directors, and the right of holders of Series A Preferred Stock to vote as a separate class on certain matters specified in the certificate of designation for the Series A Preferred Stock and as required under applicable law, except that the right to receive the net proceeds of any liquidation of our company and the right to receive dividends when and if declared by our Board of Directors are subject to and may be limited by, the preferential rights of holders of any series of preferred stock which may be issued by resolution of our Board of Directors.

The adoption of the Charter Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Series A Preferred Stock or Common Stock.

We have not entered into any agreements and do not have any understanding or arrangements for any particular business combination and except for the additional  437,464 Preferred Shares to be issued upon the automatic conversion of the Notes and the PIK Shares to be issued in the event we are unable to pay cash dividends on the Series A Preferred Stock, we do not have any plans, arrangements or understandings, written or oral, to issue any of the shares that will be newly available as a result of the adoption of the Charter Amendment. The issuance in the future of such additional authorized shares of our preferred stock as a result of the adoption of the Charter Amendment may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of Series A Preferred Stock and Common Stock.

The issuance of the Notes in August 2016 increased our indebtedness by $2,720,000 after giving effect to the retirement of a $1,500,000 promissory note exchanged as a portion of the consideration for a Note in the principal amount of $1,520,703. As a result of the automatic conversion of the Notes, that indebtedness will be eliminated, but the number of outstanding shares of Series A Preferred Stock will increase from 700,000 shares to approximately 1,140,000 shares. The Notes, which are payable on December 31, 2018, bear interest at the rate of 12% per annum, the same nominal rate as dividends accrue on the Series A Preferred Stock through June 15, 2018. The dividend rate on the Series A Preferred Stock increases to 15% per annum if we issue PIK Shares in lieu of payment of cash dividends payable until June 15, 2018, and the number of outstanding shares of Series A Preferred Stock as of such date would increase to approximately 1,500,000 shares if we elected to pay all dividends due on the Series A Preferred Stock by issuing PIK Shares.  The dividend rate on the Series A Preferred Stock increases to 16% per annum after June 2018, 19% per annum to the extent dividends are paid in PIK Shares.

Interest payable on the Notes and dividends payable in respect of the Series A Preferred Stock will reduce the amount of net income, if any, or increase the amount of net loss attributable to holders of Common Stock. While the issuance of PIK Shares in payment of all or a portion of the dividends payable in respect of any dividend period preserves our cash, the increase in the rate of dividend which must be paid when we choose to issue PIK Shares in lieu of cash dividends further reduces the amount of net income, if any, or increases the amount of net loss attributable to holders of Common Stock. In addition, the issuance of PIK Shares will dilute the interests of our common stockholders. Furthermore, under the terms of the Certificate of Designation authorizing the issuance of our Series A Preferred Stock, we are not permitted to declare or pay any cash dividends on our Common Stock during any dividend period if we pay all or a portion of the dividends on the Series A Preferred Stock in PIK Shares.  Although holders of Series A Preferred Stock may convert their shares into Common Stock they are unlikely to convert if we are unable to pay cash dividends and the price of the Common Stock does not increase significantly above $4.92 per share, the conversion price, for a sustained period. We have the right to redeem the Series A Preferred Stock after May 26, 2018 for a redemption price of $10.00, plus accrued and unpaid dividends; however, we may not have sufficient cash available to effect such redemption.

Anti-Takeover Effects

Although the adoption of the Charter Amendment is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of preferred stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of preferred Stock or common stock without further action by the stockholders may have the effect of delaying or preventing a change in control of our company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our “blank check” preferred stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over our company or of any present attempt to acquire a large block of our Common Stock.

Financial Information

For financial information concerning our company, see our consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included on pages F-1 through F-36  and pages 15 to 28, respectively, of our Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the SEC on April 4, 2016 and accompanying this proxy statement, which pages are incorporated herein by reference and our consolidated financial statements for the three and six months periods ended June 30, 2016 and Management’s Discussion and Analysis of Financial Condition and Results of Operations included on pages 1 through 29 of our Quarterly Report on Form 10-Q/A filed with the SEC on August 19, 2016, and accompanying this proxy statement, which pages are incorporated herein by reference.

Consequences if Charter Amendment Is Not Approved by Stockholders

If stockholders do not approve the Charter Amendment at the Annual Meeting or otherwise prior to December 31, 2017, the Notes will become due and payable on December 31, 2017 and we will not able to pay dividends on the outstanding shares of Series A Preferred Stock after June 15, 2016 in PIK Shares if PNC Bank, our senior lender under the Loan Agreement, does not permit us to pay any accrued dividends thereon in cash.

No Dissenter or Appraisal Rights

Stockholders do not have any dissenter or appraisal rights in connection with the Charter Amendment under Nevada law.

Required Vote

Approval of the Charter Amendment requires the receipt of the affirmative vote of a majority of the outstanding shares of Series A Preferred Stock, voting on an as converted basis, together with the outstanding shares of Common Stock.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT

PROPOSAL THREE:

Independent Registered Public Accounting Firm

The Audit Committee has appointed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2016. Rotenberg Meril Solomon Bertiger & Guttilla, P.C. does not expect to have a representative present at the Annual Meeting.

We are asking our stockholders to ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Principal Accountant Fees and Services

As required by our Audit Committee charter, our Audit Committee pre-approved the engagement of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for all audit and permissible non-audit services. The Audit Committee annually reviews the audit and permissible non-audit services performed by our principal accounting firm and reviews and approves the fees charged by our principal accounting firm. The Audit Committee has considered the role of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services, if any, was compatible with the maintenance of such firm's independence in the conduct of its auditing functions.

During fiscal year 2015 and fiscal year 2014, the aggregate fees which we paid to or were billed by Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for professional services were as follows:

	Year Ended December 31,
	2015	2014

Audit Fees (1)	$405,000	$280,000
Audit Related Fees (2)	33,370	33,671
Tax Fees (3)	97,670	89,288

	$536,040	$402,959

(1) Fees for services to perform an audit or review in accordance with generally accepted auditing standards and services that generally only our independent registered public accounting firm can reasonably provide, such as the audit of our consolidated financial statements, the review of the financial statements included in our quarterly reports  and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory engagements.

(2) Fees for assurance and related services that are traditionally performed by our independent registered public accounting firm, such as audit attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

(3) Fees for tax compliance. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services.

The proposal to ratify the Audit Committee’s selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast in person or proxy by the holders of the Series A Preferred Stock and holders of shares of Common Stock voting as a single class.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL THREE

PROPOSAL FOUR:

Air Industries Group 2016 Equity Incentive Plan

On June 2, 2016, our Board of Directors adopted our 2016 Equity Incentive Plan (the "2016 Plan"). The 2016 Plan is virtually identical to the 2015 Equity Incentive Plan (the “2015 Plan”), adopted in March, 2015 and approved by our stockholders in June 2015.  The Board is submitting the 2016 Plan to stockholders for their approval at the Annual Meeting. The proposal to approve the 2016 Plan will require the affirmative vote of the holders of a majority of the votes cast in person or proxy by the holders of the Series A Preferred Stock and holders of shares of Common Stock voting as a single class.

                 The material features of the 2016 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2016 Plan. Shareholders are urged to read the actual text of the 2016 Plan in its entirety, which is set forth as Appendix B to this Proxy Statement.

 Background and Purpose

                  The terms of the 2016 Plan provide for grants of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property.

                 We adopted the 2016 Plan to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our Common Stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Summary of the 2016 Plan

    Shares Available for Awards

The total number of shares of our Common Stock that may be subject to awards under the 2016 Plan is 350,000 shares. Under the 2016 Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the plan administrator. Since no such determination regarding awards or grants has yet been made, the benefits or amounts that will be received by or allocated to our non-employee directors, executive officers and other eligible employees cannot be determined at this time. On April 6, 2015, we granted each of our six non-employee directors options to purchase 3,000 shares of Common Stock under our 2013 Equity Incentive Plan at an exercise price of $10.05 per share, of which options to purchase 750 shares vested on the date of grant, with the remaining options vesting in quarterly installments of 750 shares on July 1, 2016, October 1, 2015 and January 1, 2016.  On March 19, 2015, we granted James Sartori, our Vice President -- Chief Accounting Officer, options to purchase 11,000 shares of common stock at an exercise price of $10.34 per share. On December 1, 2014, we granted Daniel R. Godin, our President and Chief Executive Officer, options to purchase 120,000 shares at an exercise price of $10.12 per share, which vest in quarterly installments of 10,000 shares on the first day of March, June, September and December of each year commencing March 1, 2015 until fully vested as to 120,000 shares on December 1, 2017. On April 14, 2016, we granted options to purchase a total of 120,000 shares at an exercise price of $5.92 per share to ten of our employees under the 2015 Plan. On June 2, 2016, we granted each of our six non-employee directors options to purchase 3,000 shares of Common Stock under our 2015 Equity Incentive Plan at an exercise price of $4.64 per share, of which options to purchase 750 shares vested on the date of grant, with the remaining options vesting in quarterly installments of 750 shares on August 1, 2016, November 1, 2015 and February 1, 2017.

Limitations on Awards

            The plan administrator may, in its discretion, proportionately adjust the number of shares covered by each outstanding Award, and the number of shares which have been authorized for issuance under the 2016 Plan but as to which no Awards have yet been granted or which have been returned to the 2016 Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the plan administrator determines require adjustment for (1) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, (2) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, or (3) as the plan administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Internal revenue Code of 1986, as amended (the “Code”), applies. Such adjustment shall be made by the plan administrator and its determination shall be final, binding and conclusive.

      Eligibility

                  The persons eligible to receive awards under the 2016 Plan consist of officers, directors, employees, and consultants of our company and those of our affiliates. However, incentive stock options may be granted under the 2016 Plan only to our employees, including officers, and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the 2016 Plan. Approximately 400 individuals are eligible to participate in the 2016 Plan.

Administration

                  The 2016 Plan is administered by our Compensation Committee or other committee appointed by our Board of Directors, or in the absence of any such committee, the Board of Directors (together, our Board of Directors and any committee(s) delegated to administer the Plan, including the Compensation Committee, are referred to as the “plan administrator”).  The Compensation Committee, or such other committee appointed from time to time by the Board of Directors to administer the 2015 Plan, is intended to consist of three or more Non-Employee Directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act and the rules of the Financial Industry Regulatory Authority, a non-employee director as defined in Rule 16b-3, an “outside director” as defined under Section 162(m) of the Code and an “independent” director within the meaning of NYSE MKT Rule 303A.02. If for any reason the plan administrator does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the plan administrator will not be affected. The plan administrator has the full authority to select those individuals eligible to receive awards and the amount and type of awards. Subject to the terms of the 2016 Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our Common Stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2016 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2016 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion; provided that any amendment that adversely affects the rights of the award recipient must receive the approval of such recipient.

Stock Options and Stock Appreciation Rights

                 The plan administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and non-qualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our Common Stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise or purchase price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and a non-qualified stock option must not be less than 100% of the fair market value of a share of our Common Stock on the grant date; provided, however, that in the case of an ISO granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or affiliates, the exercise or purchase price must not be less than 110% of the fair market value of a share of our Common Stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no ISO may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares and outstanding awards or other property having a fair market value equal to the exercise price. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.

Restricted Stock

                  The plan administrator is authorized to grant restricted stock. Restricted stock is a grant of shares of our Common Stock, subject to restrictions on transfers, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as may be established by the plan administrator. A grantee granted restricted stock generally has all of the rights of one of our shareholders, unless otherwise determined by the plan administrator.

Stock Based Awards

                  The plan administrator is authorized to grant awards under the 2016 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our Common Stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our Common Stock, purchase rights for shares of our Common Stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

Performance Awards

                  The plan administrator is authorized to grant awards which may be earned in whole or in part upon attainment of performance criteria and which may be settled for cash, shares of our Common Stock, other securities or a combination of cash, shares of our Common Stock or other securities. The right of a grantee to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to satisfaction of performance criteria, which may be based on any one, or combination of, the following factors: increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, or personal management objectives. Partial achievement of the specified criteria may result in a partial payment or vesting as specified in the award agreement.

 Other Terms of Awards

                  The plan administrator shall have the authority to determine the provisions, terms, and conditions of each award including, but not limited to, the award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, shares of our Common Stock, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. The plan administrator may establish one or more programs under the 2016 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the grantee to payment or receipt of shares of our Common Stock or other consideration under an award. The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares of our Common Stock or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

                 The plan administrator may establish one or more programs under the 2016 Plan to permit selected grantees to exchange an award under the 2015 Plan for one or more other types of awards under the 2016 Plan on such terms and conditions as determined by the plan administrator from time to time. The plan administrator may establish one or more separate programs under the 2016 Plan for the purpose of issuing particular forms of awards to one or more classes of grantees on such terms and conditions as determined by the plan administrator from time to time.

                 Awards granted under the 2016 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable legal restrictions. The plan administrator may also provide that, in the event that a grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a "blind" trust, may be authorized by the plan administrator to act on behalf of and for the benefit of the respective grantee with respect to any outstanding awards.

Acceleration of Vesting; Change in Control

                 The plan administrator shall have the authority, exercisable either in advance of any actual or anticipated corporate transaction (as defined in the 2016 Plan) or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the 2016 Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested awards under the 2016 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator also shall have the authority to condition any such award vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the grantee within a specified period following the effective date of the corporate transaction. Effective upon the consummation of a corporate transaction, all outstanding awards under the 2016 Plan shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

                 Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2016 Plan, except shareholder approval shall be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our Common Stock are then listed or quoted. No award may be granted during any suspension of the 2016 Plan or after termination of the 2016 Plan. Any amendment, suspension or termination of the 2016 Plan shall not affect Awards already granted, and such awards shall remain in full force and effect as if the 2016 Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the grantee and the plan administrator, which agreement must be in writing and signed by the grantee and the Company.

                 Unless earlier terminated by our Board of Directors, the 2016 Plan will terminate ten years after its adoption by our Board of Directors.

 Federal Income Tax Consequences of Awards

                  The information set forth herein is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

                 Generally, there is no taxation upon the grant of a nonqualified stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee's capital gain holding period for those shares will begin on that date.

Incentive Stock Options

                 The 2016 Plan provides for the grant of stock options that qualify as "incentive stock options," which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

                 If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

                 For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

                  We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

                 Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the  fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

                  The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

 Stock Appreciation Rights

                  We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options.

                 With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

                  With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash or the strike price of the rights is less than the fair market value of the underlying stock on the grant date (whether the appreciation is paid in cash or stock), the cash or stock will be taxable as ordinary compensation income to the recipient at the time that the payment is received, so long as the payment may only be received upon one of the following events: a fixed calendar date, separation from service, death, disability or a change of control. If delivery occurs on another date, the taxable event will be on the date the stock appreciation right is vested and there will be an additional twenty percent excise tax and interest on any taxes owed.

                     At this time, due to the complex and unfavorable tax consequences, we do not plan on granting any tandem stock appreciation rights.

  Dividend Equivalent Rights

                                  Generally, the recipient of an award consisting of dividend equivalent rights will recognize ordinary compensation income each time a dividend is paid pursuant to the dividend equivalent rights award equal to the fair market value of the dividend received. If the dividends are deferred, additional requirements must be met to ensure that the dividend is taxable upon actual delivery of the shares, instead of the grant of the dividend.

We anticipate filing a Registration Statement on Form S-8 with the SEC to register the 350,000 shares of our Common Stock issuable pursuant to the 2016 Plan, effective upon and subject to stockholder approval of the 2016 Plan, as soon as practicable upon such stockholders’ approval of the 2016 Plan.

The following table summarizes shares of our Common Stock to be issued upon exercise of options and warrants, the weighted-average exercise price of outstanding options and warrants and options available for future issuance pursuant to our equity compensation plans as of December 31, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	564,342	$7.35	385,658
Equity compensation plans not approved by security holders	164,585	$7.85	0

Total	728,927		385,658

The proposal to approve the 2016 Plan will require the affirmative vote of the holders of a majority of the votes cast in person or proxy by the holders of the Series A Preferred Stock and holders of shares of Common Stock voting as a single class.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL FOUR

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2017 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to Air Industries Group, 360 Motor Parkway, Suite 100, Hauppauge, NY 11788, Attention: Corporate Secretary, which must be received at our executive office on or before June 14, 2017 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2017 proxy solicitation materials or consideration at the 2017 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of the our Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) is enclosed with this Proxy Statement and is available on our website (http://www.airindustriesgroup.com). We will provide copies of the exhibits to the 2015 Form 10-K upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at (631) 881-4920 or by mail to Air Industries Group, 360 Motor Parkway, Suite 100, Hauppauge, NY 11788. The 2015 Form 10-K and the exhibits thereto also are available free of charge from the SEC’s website (http://, www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

DOCUMENTS INCORPORATED BY REFERENCE

              The following reports filed with the SEC have been enclosed with this proxy statement and have been posted, together with this proxy statement, at http://www.proxyvote.com, and the following portions of those reports are incorporated herein by reference:

1.
Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the SEC on April 4, 2016: our consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included on pages F-1 through F-36  and pages 15 to 28, respectively;

2.
Quarterly Report on Form 10-Q/A filed with the SEC on August 19, 2016: our consolidated financial statements for the three and six months periods ended June 30, 2016 and Management’s Discussion and Analysis of Financial Condition and Results of Operations included on pages 1 through 29.

By Order of the Board of Directors,

Pe Daniel R. Godin Pre President and Chief Executive Officer

October 6, 2016

YOU HAVE THE OPTION OF VOTING YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR TOLL FREE VIA TOUCH-TONE PHONE AT 1-800-690-6903. YOU MAY VOTE UP UNTIL 11:59 P.M. EASTERN TIME ON NOVEMBER 20, 2016

ALTERNATIVELY, STOCKHOLDERS MAY CHOOSE TO VOTE BY MAIL VIA PROXY. IF YOU WISH TO VOTE BY PROXY, WE WILL PROMPTLY DELIVER, UPON ORAL OR WRITTEN REQUEST, A COPY OF THE PROXY MATERIALS TO YOU. WE WILL FILL YOUR REQUEST IN THREE BUSINESS DAYS. YOU MAY REQUEST PAPER OR E-MAIL DELIVERY BY CALLING 1-800-579-1639 OR BY MAIL TO AIR INDUSTRIES GROUP, 360 MOTOR PARKWAY, SUITE 100, HAUPPAUGE, NY 11788.

UPON RECEIPT OF A PROXY CARD, YOU ARE REQUESTED TO DATE AND SIGN THE PROXY AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE WHICH WE WILL PROVIDE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

AIR INDUSTRIES GROUP 360 Motor Parkway, Suite 100 Hauppauge, NY 11788	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 20, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Air Industries Group in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 20, 2016. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Appendix A

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
 (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AIR INDUSTRIES GROUP

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is amended to read as follows:
"3. Authorized Stock.
            The Corporation shall be authorized to issue 28,000,000 shares of capital stock, of which 25,000,000 shares shall be shares of Common Stock, $0.001 par value (“Common Stock”), and 3,000,000 shares shall be shares of Preferred Stock, $0.001 par value (“Preferred Stock”). See Attachment 1.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

Reset

ATTACHMENT 1 TO
CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
AIR INDUSTRIES GROUP

     The Preferred Stock shall consist of 2,000,000 shares of Series A Convertible Preferred Stock, having the powers, preferences, limitations, restrictions and rights set forth in that certain certificate of designation filed with the Office of the Secretary of State of Nevada on June 1, 2016, and such remaining number of shares of each series or class which hereinafter may be authorized by the Board of Board of Directors of the Corporation (the “Board of Directors”) by resolution or resolutions as provided in Nevada Revised Statutes (“NRS”) 78.195, 78.1955, and 78.196.

      Shares of Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby authorized to fix by resolution or resolutions the classes, series, and number of each class or series of stock as provided in Nevada Revised Statutes (“NRS”) 78.195, 78.1955, and 78.196, as well as prescribe the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued class or series of Preferred Stock; to fix the number of shares constituting such class or series; and to increase or decrease the number of shares of any such class or series, but not below the number of shares thereof then outstanding.

       Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall entitle the holder thereof to one vote on all matters on which stockholders are entitled generally to vote, and the holders of Common Stock shall vote together as a single class.

ATTACHMENT 2 TO
CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
AIR INDUSTRIES GROUP

a majority of the outstanding shares of Series A Convertible Preferred Stock voting as a separate class and the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock (voting on an as converted basis) and Common Stock voting together as a single class.

Appendix B

AIR INDUSTRIES GROUP
2016 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.

      The purposes of this Equity Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

      2. Definitions.

      As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or any Committee appointed to administer the Plan.

      (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

      (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

      (d) "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

      (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

      (f) "Board" means the Board of Directors of the Company.

      (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

            (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

            (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

            (iii) performance of any act or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity;

            (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

            (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

      (h) "Code" means the Internal Revenue Code of 1986, as amended.

      (i) "Committee" means any committee appointed by the Board to administer the Plan.

      (j) "Common Stock" means the common stock of the Company.

     (k) "Company" means Air Industries Group, a Nevada corporation.

      (l) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

      (m) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or Related Entity, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). For purposes of Incentive Stock Options, no such approved leave of absence may exceed ninety (90) days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.

      (n) "Corporate Transaction" means any of the following transactions:

            (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

            (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

            (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than eighty percent (80%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(iv) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than eighty percent (80%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

      (o) "Director" means a member of the Board or the board of directors of any Related Entity.

      (p) "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

      (q) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

      (r) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

      (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (t) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:  (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange or national market system determined by the Administrator to be the primary market for the Common Stock, or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share on the OTC Bulletin Board or other inter-dealer quotation service for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) in the absence of an established market for the Common Stock of the type described in subparagraph (i), above, the Fair Market Value shall be determined by the Administrator in good faith.

      (u) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

      (v) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (w) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (x) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (y) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

      (z) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (aa) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

      (bb) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

      (cc) "Plan" means this 2016 Equity Incentive Plan.

      (dd) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

      (ee) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

      (ff) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

      (gg) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

      (hh) "Share" means a share of the Common Stock.

      (ii) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      (jj) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

  3. Stock Subject to the Plan.

      (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 350,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

      (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

      (a) Plan Administrator.

            (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

            (ii) Administration with Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time. Except for the power to amend the Plan as provided in Section 13 and except for determinations regarding Employees who are subject to Section 16 of the Exchange Act or certain key Employees who are, or may become, as determined by the Board or the Committee, subject to Section 162(m) of the Code compensation deductibility limit, and except as may otherwise be required under applicable stock exchange rules, the Board or the Committee may delegate any or all of its duties, powers and authority under the Plan pursuant to such conditions or limitations as the Board or the Committee may establish to any Officer or Officers of the Company.

            (iii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection, such Award shall be presumptively valid as of its grant date to the extent permitted by Applicable Laws.

      (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

            (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

            (ii) to determine whether and to what extent Awards are granted hereunder;

            (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

            (iv) to approve forms of Award Agreements for use under the Plan;

            (v) to determine the terms and conditions of any Award granted hereunder;

            (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

            (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

            (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

            (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

      (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5. Eligibility, Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to Employees, Directors or Consultants who are residing in foreign jurisdictions.

6. Terms and Conditions of Awards.

      (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

     (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

      (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration, including cashless exercise) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a partial payment or vesting as specified in the Award Agreement.

        (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

      (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

      (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

     (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

      (h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

      (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

      (j) Transferability of Awards. Except as otherwise provided in this Section, all Awards under the Plan shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the Grantee other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction. Notwithstanding the preceding sentence, the Board or the Committee may provide that any Award of Non-Qualified Stock Options may be transferable by the recipient to family members or family trusts established by the Grantee. The Board or the Committee may also provide that, in the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a "blind" trust, may be authorized by the Board or the Committee to act on behalf of and for the benefit of the respective Grantee with respect to any outstanding Awards. Except as otherwise provided in this Section, during the life of the Grantee, Awards under the Plan shall be exercisable only by him or her except as otherwise determined by the Board or the Committee. In addition, if so permitted by the Board or the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distributions under the Plan upon the death of the Grantee.

      (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

 7. Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

      (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

           (i) In the case of an Incentive Stock Option: (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or (B) granted to any Employee other than an Employee described in the preceding clause, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

            (iii) In the case of other Awards, such price as is determined by the Administrator.

            (iv) Notwithstanding the foregoing provisions of this Section 7(a),in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

      (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the applicable laws of the jurisdiction in which the Company is then incorporated.

            (i) cash;

            (ii) check;

            (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines is appropriate;

            (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

            (v) with respect to options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

            (vi) with respect to options provided there is then an established market for the Common Stock, by a “cashless exercise” as a result of which the Grantee shall be entitled to receive that number of shares of Common Stock equal to the quotient of (i) the number of Options surrendered for exercise and (ii) the difference between the Fair Market Value (determined in accordance with clause (i) of Section 2(t) hereof) and the exercise price of the Option, in which case the number of Options surrendered for exercise shall be cancelled;

              (vii) any combination of the foregoing methods of payment.

      (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

      (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8. Exercise of Award.

      (a) Procedure for Exercise; Rights as a Stockholder.

            (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

            (ii) An Award shall be deemed to be exercised upon the later of (x) receipt by the Company of written notice of such exercise in accordance with the terms of the Award by the person entitled to exercise the Award and (y) full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

            (iii) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

(b) Exercise of Award Following Termination of Continuous Service.

            (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

            (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

            (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

      (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9. Conditions Upon Issuance of Shares.

      (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Administrator may, in its discretion, proportionately adjust the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment for (a) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (b) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (c) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Related Entity Dispositions. Except as may be provided in an Award Agreement:

      (a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Related Entity Disposition or at the time of an actual Corporate Transaction or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such  Awards in connection with a Corporate Transaction or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition. Effective upon the consummation of a Corporate Transaction or Related Entity Disposition, all outstanding Awards under the Plan, shall remain fully exercisable until the expiration or sooner termination of the Award.

      (b) The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $ 100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 13 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

      (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

        (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14. Reservation of Shares.

      (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

16. Unfunded Plan. Unless otherwise determined by the Board or the Committee, the Plan shall be unfunded and shall not create (or construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right (unless otherwise determined by the Board or the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

17. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

18. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

AIR INDUSTRIES GROUP 360 Motor Parkway, Suite 100 Hauppauge, NY 11788	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 20, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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If you would like to reduce the costs incurred by Air Industries Group in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M46399-P18838 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AIR INDUSTRIES GROUP The Board of Directors recommends you vote FOR the following:				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors				☐	☐	☐
Nominees:
	01)	Michael N. Taglich	06) Robert C. Schroeder.
	02)	Peter D. Rettaliata	07) Michael Brand
	03)	Seymour G. Siegel
	04)	David J. Buonanno
	05)	Robert F. Taglich

The Board of Directors recommends you vote FOR proposals 2:								For	Against	Abstain

2.
Approval of an amendment to the Company’s articles of incorporation increasing the number of shares of preferred stock it is authorized to issue from 1,000,000 shares to 3,000,000 shares, including 2,000,000 shares of Series A Convertible Preferred Stock.
								☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3:								For	Against	Abstain

3.	Ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.							☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4:								For	Against	Abstain

4.	Approval of the Air Industries Group 2016 Equity Incentive Plan.							☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in item 1, and FOR items 2, 3 and 4.

Please indicate if you plan to attend this meeting.				Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of
Stockholders and Proxy Statement are available at www.proxyvote.com.

M46400-P18838

AIR INDUSTRIES GROUP
Annual Meeting of Stockholders
November 21, 2016
This Proxy is Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Daniel R. Godin and Michael Recca, and each of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Air Industries Group (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on November 21, 2016, at the offices of the Company, 360 Motor Parkway, Suite 100, Hauppauge, New York 11788, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side